EXHIBIT 10.1
                                  ------------

              AGREEMENT AND LICENSE OF INTELLECTUAL PROPERTY RIGHTS
              -----------------------------------------------------

     This Agreement and License of Intellectual Property Rights (this "AGREEMENT") memorializes in writing a verbal agreement made as of October 12, 2000 by Colin V. Hall, (collectively and on behalf of the "LICENSORS" per Schedule I) and Solanex Management Inc. (formerly EcoSoil Management Corp.), a Nevada corporation ("SOLANEX" or the "COMPANY").

                                     CLAUSES
                                     -------

1.     LICENSE  OF NON EXCLUSIVE RIGHTS.  Through this instrument, the Licensors
       ---------------------------------
convey and license to the Company all of the Licensors' rights, titles and interests in or under this Agreement, including all rights of the Licensors under all United States, Federal, State or other "Governmental Authority" (as defined in Section 3 below), copyright, trademark, trade secret, trade name, service mark, service name, patent, and all other intellectual property or industrial property laws or rights of any type or nature concerning this Agreement and the products identified in Exhibit A of this Agreement. The foregoing license of rights by the Licensors to the Company is all-inclusive but non exclusive and is without reservation of any right, title, interest or use, whether now existing or subsequently arising.

2.     PURCHASE  PRICE.    In  consideration of the license of the rights to the
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intellectual property to Solanex, Solanex shall pay to Mr. Colin V. Hall the sum of two thousand dollars ($2,000.00) and further consideration of seven thousand five hundred (7,500) common shares of Solanex. Solanex additionally agrees to issue consideration of ten thousand (10,000) common shares of Solanex, issued pro rata, to the other Licensors per Schedule I. The Licensors acknowledge that the above consideration is fair and reasonable value for the Intellectual Property licensed by this agreement.

3.     ROYALTIES.   The  Company agrees to pay a royalty to Mr. Colin V. Hall in
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the  amount  of seven (7) per cent of gross revenue derived from the sale or use of  the  Thermal  Destructor  for  the  term  of  this  license.

4.     FURTHER  INSTRUMENTS.  The parties shall execute, acknowledge and deliver
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to the Company, within five (5) days of the Company's request for the same, such further instruments and documents, including subscription agreements, as the Company may request from time to time to facilitate registration of any filings or record the transfers made in this Agreement in any public office, or otherwise to give notice or evidence of the Company's exclusive rights to exploit the products identified in this Agreement.

5.     GOVERNMENTAL  AUTHORITY DEFINITIONS.  For purposes of this Agreement, the
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following  terms shall have the following meanings: (i) the term "UNITED STATES"
shall mean the United States of America, and all geographical territories and subdivisions of the United States of America; (ii) the term "OTHER NATIONS"

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shall  mean  each  country, principality or other independent territory and each subdivision thereof, which is not a part of the United States; (iii) the term "SUPRA-NATIONAL AUTHORITY" shall mean the European Union, the United Nations, the World Court, the Commonwealth, the North Atlantic Treaty Organization, the General Agreement on Tariffs and Trade, the North American Free Trade Agreement and all other multi-national authorities or treaties which have or may have from time to time jurisdiction over any of the parties to or any performance under this Agreement; and (iv) the term "GOVERNMENTAL AUTHORITY" shall mean any subdivision, agency, branch, court, administrative body, legislative body, judicial body, alternative dispute resolution authority or other governmental institution of (A) the United States, (B) any state, municipality, county, parish, subdivision or territory of the United States, (C) all other Nations,
(D) any state, territory, county, province, municipality, parish or other subdivision of any Other Nations, and (E) all Supra-National Authorities.

6.     NO  ASSIGNMENT.  The  Company may not assign any of its rights, duties or
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obligations under this Agreement without obtaining the prior, written consent of the Licensors, which consent the Licensors may give or withhold in their sole discretion.

7.     BINDING  EFFECT.  This  Agreement  is binding upon and shall inure to the
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benefit  of  the Company, its successors and assigns and the Licensors and their successors and assigns. This Agreement supersedes any prior understandings, written agreements or oral arrangements between the parties, which concerns the subject matter of this Agreement. This Agreement constitutes the complete understanding among the parties, and no alteration or modification of any of this Agreement's provisions will be valid unless made in a written instrument that all the parties sign.

8.     APPLICABLE  LAW.  The  laws  of  the  State  of  Nevada (other than those
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pertaining  to  conflicts  of  law)  shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state.

     DATED,  this  6th  day  of  February,  2002.

COLIN  V.  HALL,  individually                       SOLANEX  MANAGEMENT  INC.,
and  on  behalf  of  the  other  Licensors           a  Nevada  Corporation

/s/    Colin  Hall                                     /s/    Piers  VanZiffle
------------------                                   -------------------------
Colin  V.  Hall                                      By:      Piers  VanZiffle
                                                        ----------------------
                                                     Its:     President
                                                              ---------------

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                                   SCHEDULE I
                                   ----------


Pursuant to the Agreement and License of Intellectual Property Rights made as of October 12, 2000 (the "Agreement"), we, the undersigned, hereby authorize Colin Hall to sign the Agreement on our behalf and by our signatures below acknowledge our license of any interest we have, either individually or collectively, in the Intellectual Property, as defined in the Agreement, to Solanex Management Inc. as of the date of the Agreement. In exchange for such license, we accept the number of shares appearing by our signatures below.

                                         NUMBER  OF
                                         ----------
     NAME  OF  ASSIGNOR               SHARES  RECEIVED             DATE
     ------------------               ----------------             ----


POPCORN  HOLDINGS  INC.,                      1,000            February  6, 2002
                                           ----------          -----------------
By:      /s/Anne  Verhoeve
        ------------------
Name:   Anne  Verhoeve,Vice  President
        ------------------------------


Signature:     /s/Vivian Lundgren             1,000            February 6, 2002
               ------------------          ----------         -----------------
Name:          Vivian  Lundgren
               ----------------


Signature:     /s/ Myrna Halpenny             1,000            February 6, 2002
               ------------------          ----------         -----------------
Name:          Myrna  Halpenny
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Signature:     /s/ Bernard Hughes             1,000            February 6, 2002
               ------------------          -----------        -----------------
Name:          Bernard  Hughes
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EAGLE  TRANSPORT,                             1,000            February  6, 2002
                                           ----------         ------------------
By:     /s/  Lorenzo  Oliva
        -------------------
Name:   Lorenzo  Oliva,  Vice  President
      ----------------------------------


DAVLAUR  EQUITIES S.A.,                        1,000           February 6, 2002
                                            ----------        -----------------
By:     /s/  Anthony  Remedios
        ----------------------
Name:   Anthony  Remedios,Vice  President
        ---------------------------------


Signature:     /s/ Tove Chen                   1,000           February 6, 2002
               -------------               ----------         -----------------
Name:          Tove  Chen
               ----------

                                       NUMBER  OF
                                         ----------
     NAME  OF  ASSIGNOR               SHARES  RECEIVED             DATE
     ------------------               ----------------             ----


Signature:     /s/Dianne  Devine               1,000          February  6, 2002
               -----------------          -----------        ------------------
Name:          Dianne  Devine
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Signature:     /s/  Lyle Taylor                1,000          February 6, 2002
               ----------------           -----------        -----------------
Name:          Lyle  Taylor
               ------------


Signature:     /s/  Dana Remedios               1,000         February 6, 2002
               ------------------          -----------        ----------------
Name:          Dana  Remedios
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                                    EXHIBIT A
                         SOLANEX TECHNOLOGY DESCRIPTION

A Thermal Destructor is a self contained, mobile, soil residue combustion system for visiting each contaminated site and sterilizing soil in-situ. The Thermal Destructor consists of a high efficiency, waste or gas-fired combustion chamber and a new generation exhaust gas low-pressure drop, liquid scrubber, to trap pollutants in air emissions.

Wood waste, other renewable resource fiber fuel, or coal can be used for the feedstock that provides the heat. Alternatively, natural gas can be used to fire the unit,. The unit is designed to generate 40,000,000 BTU/hr for treating contaminated soil. Soil is introduced into the flame center via a gas sealed auger which feeds the remediation chamber which is a rotating, ceramic insulated, fluted drum, which is inclined and tumbles the soil medium, while transferring it to the exit end of the chamber, where it is augured to a delivery chute. Flame temperature is steam injection controlled to 2400 degrees F to reduce recombination of products such as NOx, SOx.

In the primary stage of the reactor/generator, the auger-fed combustion medium, 60-80 mm. Sized wood waste chips, hog fuels, or waste derived densified or fluff fuel, is fired in a starved oxygen environment at a temperature circa 1250 f or 680 c where it releases combustion gases, which include carbon monoxide, hydrogen, methane and other complex hydrocarbons.

The gas is whirled in the reaction chamber of the primary unit and conveyed via negative pressure into intermediary air mixing chambers, where directional burner rotate and mix the gases with oxygen rich air to produce an inflammable gas mixture.

Highly inflammable gas mixture ignites in the secondary chamber to produce a blue flame similar to that generated by fossil fuel natural gas. The temperature at the tip of this flame is high enough to ensure complete burnout of particulate matter and to crack all the hydrocarbons and other gases. Due to the prolonged residence time of the medium in the primary chamber which is actually enhanced by the high moisture content of green wood waste or processed solid waste fuel, complete reduction of the fuel-medium mass down to an insignificant ash volume is achieved.

Ash drops through the floor of the primary chamber by the intermittent release of drop doors in the hearth burnout section and it is augured from the ash holding pan to be combined with the remediated soil at the exit chute.

When combustion of wastes containing problem waste stream fractions, such as heavy metals and aggregate occurs, the heat in the primary gasifier is kept to a temperature which does not allow melting of the tramp metals and other particles. While the rest of the medium gasifies, these "heavy waste" items are heat purged and conveyed out with the ash residue or screen for magnetic separation.